Calvert
Investments that make a difference

December 31, 2000
Semi-Annual Report
Calvert Large Cap
Growth Fund

Calvert Large
Cap Growth
Fund


Table of Contents

President's Letter
2
Portfolio
Manager Remarks
3
Statement
of Net Assets
6
Statement
of Operations
10
Statements
of Changes in
Net Assets
11
Notes to
Financial Statements
13
Financial Highlights
17

Dear  Shareholders:
On behalf of all of us at Calvert, let me welcome you to the Calvert Large Cap Growth Fund. As many of you know, Bridgeway Social Responsibility Portfolio shareholders approved the merger of the Bridgeway Social Responsibility Portfolio into the newly formed Calvert Large Cap Growth Fund, effective October 31, 2000. At that time, I said how pleased I was to add this new offering to our growing lineup of socially responsible funds. Let me reiterate that sentiment.
With Bridgeway Capital Management's ongoing equity management expertise And Calvert's proven track record in social research, we stand fully committed to helping you achieve your investment objectives and goals.

The Fund's investment objective is to exceed the stock market total return, primarily through capital appreciation, at a level of total risk roughly equal to that of the S&P 500 in the long term. While the Calvert Large Cap Growth Fund has the flexibility to invest in companies of all sizes, typically, 80% to 95% of the Fund is invested in large U.S. companies.

Constructing a diversified portfolio based on rigorous investment and Social criteria is key to Bridgeway's management approach. To help control risk and diversify across styles within the large-cap category, Bridgeway uses a series of five models to analyze a company's prospects. From a societal perspective, the Fund employs criteria to identify companies with sound practices in areas such as the environment, labor relations and product safety. The Fund also employs criteria to avoid investing in companies with practices that are harmful in these and other areas.

Through this rigorous process, investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.

Calvert is committed to looking for ways to enhance investor services and extend our array of investment options in the year to come. As always, we encourage you to work with your financial professional to make decisions based on your individual situation and tolerance for risk. Consider the benefits of portfolio diversification and remember that those who follow the fundamentals and diversify their portfolios, should profit in the long term.

We appreciate your investment in Calvert funds and look forward to working with you to help you achieve your financial goals.


Sincerely,

Barbara J. Krumsiek
President and CEO

John Montgomery
of Bridgeway Capital Management

How did the Fund perform?
The Calvert Large Cap Growth Fund's Class I shares declined 17.63% for the six-month period ending December 31, 2000, versus the Lipper Large Cap Growth Index benchmark, which declined 19.87% during the same period. It is small consolation that our Fund outperformed its peer group of large cap growth funds. Companies in more mature industries, "value" companies with slower growth rates, finally had their day in the sun, offering more support in this market downturn. The S&P 500 Index, which is more evenly balanced between growth and value stocks, declined 8.71% for the same period. While we had trimmed back on technology stocks earlier in the calendar year, they still made up a significant portion of our Fund, and these were indeed the hardest hit.

What was the investment climate?
After leading the market for a three-year period, large cap and especially growth oriented stocks had a poor September quarter. This trend accelerated in the December quarter, as the stocks that make up the staple of our Fund were pounded mercilessly. The December quarter was the second worst quarter for large cap growth funds in Lipper's entire database. Technology stocks were hit particularly hard and ours were no exception.

Portfolio Statistics
December 31, 2000
Investment Performance

                                           6 Months       12 Months
                                             ended           ended
                                           12/31/00        12/31/00
Class A                                     (17.70%)       (15.57%)
Class I                                     (17.63%)       (15.50%)
S&P 500
Index                                        (8.71%)        (9.10%)
Lipper Large
Cap Growth
Index                                       (19.87%)        (19.68%)
Ten Largest Stock Holdings

                                                     % of Net Assets

Timberland Company                                              4.6%
Quest Diagnostics, Inc.                                         3.6%
Green Mountain Coffee, Inc.                                     3.2%
Cardinal Health, Inc.                                           3.0%
Universal Health Services                                       2.9%
Alza Corp.                                                      2.8%
Firstfed Financial Corp.                                        2.8%
Calpine Corp.                                                   2.7%
Adobe Systems, Inc.                                             2.6%
Peoplesoft, Inc.                                                2.6%
Total                                                          30.8%

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The above performance results prior to 10/31/00 for the Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Performance results for Class A shares prior to 10/31/00 are for Bridgeway. Current expenses for Class A are limited at the same amount, due to an expense guarantee, as Bridgeway for the year ended 6/30/00.

Past performance is no guarantee of future results.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source:  Lipper Analytical Services, Inc.

Portfolio Statistics
December 31, 2000
Average Annual Total Returns

                                                       Class A Shares
One year                                                    (19.58%)
Five year                                                    19.65%
Since inception                                              20.15%
(8/5/94)

                                                       Class B Shares
Since inception                                             (15.37%)
(10/31/00)

                                                       Class C Shares
Since inception                                             (11.41%)
(10/31/00)

                                                       Class I Shares
One year                                                    (15.50%)
Five year                                                    20.84%
Since inception                                              21.08%
(8/5/94)

Asset Allocation

Stocks                                                          93%
Cash or Cash Equivalents                                         7%
Total                                                          100%

What is your outlook?
In a bear market, most people focus on the severity of the downturn - how far an investment falls from the top to the base. If you're a long-term investor, an equally important measure is how long it takes to get back to a previous peak. While I can't make representations about future performance, I will be tracking our progress to get back above the performance of the S&P 500 Index and our previous "peak," set in July of 2000 by the predecessor fund.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Brigeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for the Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Performance results for Class A shares prior to 10/31/00 are for Bridgeway (but have been adjusted to reflect the Class A sales charge). Current expenses for Class A are limited at the same amount, due to an expense guarantee, as Bridgeway for the year ended 6/30/00. Past performance is no guarantee of future results.

Performance Comparison
Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[INSERT  LINE  GRAPH  HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. Past performance is no guarantee of future results.

Portfolio Statistics
December 31, 2000
Portfolio Characteristics


                                              Large Cap          S&P
                                               Growth            500
                                                Fund            Index
Number of Stocks                                   53             500
Median Market
Capitalization ($bil)                           10.62            72.54
(by portfolio weight)
Price/Earnings
Ratio                                           35.11            25.25

Earnings Per Share
Growth                                          36.63%           18.82%

Yield                                            0.31%            1.18%
(return on
capital investment)

Volatility Measures
                                              Large Cap           S&P
                                               Growth             500
                                                Fund             Index
Beta1                                            1.19             1.00
R-Squared2                                       0.63             1.00

1Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.
2Measure of correlation between the Fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation; an R-Squared of 1 would mean total correlation.
Source:  Vestek

Statement of Net Assets
December 31, 2000

Equity Securities - 93.1%                            Shares       Value

Appliances - 0.4%
Salton, Inc.*                                         2,500     $51,719

Beverages - Non-Alcoholic - 1.5%
Pepsico, Inc.                                         3,852     177,533

Banks - Money Center - 0.6%
Bank of America Corp.                                 1,500      68,812
Fleet Boston Financial Corp.                            106       3,982
                                                                 72,794

Communications Equipment - 4.0%
CIENA Corp.*                                          3,300     268,125
Scientific-Atlanta, Inc.                              6,100     198,631
                                                                466,756

Computers - Hardware - 1.5%
Juniper Networks, Inc.*                               1,400     176,487

Computers - Peripherals - 2.4%
EMC Corp.*                                            4,300     285,950

Computers
- Software & Services - 15.7%
Adobe Systems, Inc.                                   5,300     308,413
Barra, Inc.*                                          4,500     212,062
BEA Systems, Inc.*                                    4,500     302,906
Check Point Software
Technologies*                                         1,600     213,700
I2 Technologies, Inc.*                                4,100     222,937
Mercury Interactive Corp.*                            1,500     135,375
Microsoft Corp.*                                        920      39,905
Oracle Corp.*                                         3,600     104,625
Peoplesoft, Inc.*                                     8,200     304,937
Unify Corp.*                                         10,989       3,091
                                                              1,847,951

Consumer Finance - 0.5%
MBNA Corp.                                            1,687      62,314

Distributors
- Food & Health - 3.0%
Cardinal Health, Inc.                                 3,500     348,687

Electrical Equipment - 2.2%
Celestica, Inc.*                                      4,700     254,975

Equity Securities - Cont'd                           Shares       Value
Electronics - Instruments - 6.2%
AVX Corp.                                            15,800    $258,725
Newport Corp.                                         2,800     220,106
Sanmina Corp.*                                        3,200     245,200
                                                                724,031

Electronics - Semiconductors - 5.9%
Broadcom Corp.*                                       3,100     260,400
Rambus, Inc.*                                         3,900     140,887
Vitesse Semiconductor
Corp.*                                                5,200     287,625
                                                                688,912

Financial - Diversified - 5.0%
American Express Co.                                  4,350     238,978
Fannie Mae                                            1,371     118,934
SEI Investments Co.                                   2,000     224,000
                                                                581,912

Foods - 4.6%
Green Mountain Coffee, Inc.*                          7,500     375,000
Tasty Baking Co.                                     12,000     168,120
                                                                543,120

Footwear - 4.7%
Timberland Company*                                   8,160     545,700

Healthcare - Diversified - 4.4%
Alza Corp.*                                           7,800     331,500
Johnson & Johnson                                       640      67,240
Merck & Co., Inc.                                       390      36,514
Pfizer, Inc.                                          1,830      84,180
                                                                519,434

Healthcare - Hospital
Management - 2.9%
Universal Health Services*                            3,000     335,250

Health Care
- Special Services - 3.6%
Quest Diagnostics, Inc.*                              3,000     426,000

Insurance - Life & Health - 2.3%
Lincoln National Corp.                                5,800     274,413

Investment Banking &
Brokers - 0.7%
Merrill Lynch & Co.                                   1,200      81,825

Manufacturing - Diversified - 1.6%
Corning, Inc.                                         3,600     190,125

Natural  Gas - 2.5%
EL Paso Energy Corp.                                  4,100     293,663

Equity Securities - Cont'd                           Shares       Value
Power Producers
- Independents - 5.0%
AES Corp.*                                            4,800    $265,800
Calpine Corp.*                                        7,000     315,438
                                                                581,238

Restaurants - 1.3%
Starbucks Corp.*                                      3,400     150,450

Savings & Loan Companies - 2.8%
Firstfed Financial Corp.*                            10,200     329,588

Services - Computer Systms - 1.8%
Lightbridge, Inc.*                                    1,600     210,000

Services - Data Process - 2.3%
Paychex, Inc.                                         5,600     272,300

Telecommunications Equipment - 3.4%
Corsair Communications, Inc.*                        20,400     145,350
JDS Uniphase Corp.*                                   1,400      58,363
SDL, Inc.*                                           13,500     200,053
                                                                403,766

Transport - Rail - 0.3%
RailAmerica, Inc.*                                    3,900      30,591

    Total Equity Securities (Cost $10,662,712)               10,927,484

                                                  Principal
Repurchase Agreements - 10.2%                        Amount
 State Street Bank, 6.35%, dated 12/29/00,
 due 01/02/01 (Repurchase proceeds $1,200,626);
 (Collateral: $1,239,726, 6.00%, 5/15/08)        $1,200,000   1,200,000

    Total Repurchase Agreements (Cost $1,200,000)             1,200,000


       TOTAL INVESTMENTS (Cost $11,862,712) - 103.3%         12,127,484
       Other assets and liabilities, net - (3.3%)             (389,896)
       Net Assets - 100%                                    $11,737,588

Net Assets Consist of:
Paid-in capital applicable to the following shares
of common stock, 250,000,000 shares of $0.01 par
value authorized for Class A, Class B, Class C and
Class  I  combined:
     Class A: 112,749 shares outstanding                     $3,076,034
     Class B: 13,231 shares outstanding                         360,082
     Class C: 21,367 shares outstanding                         572,173
     Class I: 293,027 shares outstanding                      8,425,576
Undistributed net investment income (loss)                      (4,069)
Accumulated net realized gain (loss) on investments           (956,980)
Net unrealized appreciation (depreciation) on investments       264,772

        Net Assets                                          $11,737,588


Net Asset Value Per Share
Class A (based on net assets of $3,002,881)                      $26.63
Class B (based on net assets of $352,030)                        $26.61
Class C (based on net assets of $571,197)                        $26.73
Class I (based on net assets of $7,811,480)                      $26.66

*     Non-income  producing.

Pursuant to the Agreement and Plan of Reorganization, the Social
Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Statement of Operations
Six Months ended December 31, 2000

Net Investment Income
Investment Income:
    Dividend income                                             $34,120
    Interest income                                              24,039
        Total investment income                                  58,159

Expenses:
    Investment advisory fee                                      59,306
    Transfer agency fees and expenses                            21,222
    Distribution Plan expenses:
        Class A                                                     558
        Class B                                                     236
        Class C                                                     467
    Directors' fees and expenses                                 11,673
    Administrative fees                                           1,983
    Custodian fees                                                1,955
    Registration fees                                            13,184
    Reports to shareholders                                       1,856
    Professional fees                                             7,025
    Miscellaneous                                                 1,552
        Total expenses                                          121,017
        Reimbursement from Advisor:
            Class A                                             (7,256)
            Class B                                             (4,804)
            Class C                                             (4,917)
            Class I                                            (40,595)
        Fees paid indirectly                                    (1,217)
            Net expenses                                         62,228

              Net Investment Income (Loss)                      (4,069)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                      (924,607)
Change in unrealized appreciation or (depreciation)           (884,355)

              Net Realized and Unrealized Gain
              Loss) on Investments                          (1,808,962)

              Increase (Decrease) in Net Assets
              Resulting From Operations                    ($1,813,031)



Pursuant to the Agreement and Plan of Reorganization, the Social
Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Statements of Changes in Net Assets

                                        Six Months Ended     Year Ended
                                          December 31,         June 30,
Increase (Decrease) in Net Assets            2000                2000
Operations:
    Net investment income (loss)               ($4,069)       ($15,908)
    Net realized gain (loss)                  (924,607)        921,113
    Change in unrealized appreciation
      or (depreciation)                       (884,355)        341,555

      Increase (Decrease) in Net Assets
      Resulting From Operations             (1,813,031)      1,246,760

Distributions to shareholders from
    Net realized gain:
        Class I Shares                        (928,350)        (30,977)

Capital share transactions:
    Shares sold:
        Class A Shares                       2,979,034            -
        Class B Shares                         359,082            -
        Class C Shares                         571,173            -
        Class I Shares                       3,057,349       4,416,698
    Shares issued from merger (See Note A)
        Class A Shares                          97,000            -
        Class B Shares                           1,000            -
        Class C Shares                           1,000            -
        Class I Shares                           1,000            -
    Reinvestment of distributions:
        Class I Shares                         824,260          29,535
    Shares redeemed:
        Class I Shares                        (796,463)     (1,097,338)
    Total capital share transactions         7,094,435       3,348,895

Total Increase (Decrease) in Net Assets      4,353,054       4,564,678

Net Assets
Beginning of period                          7,384,534       2,819,856
End of period (including undistributed net
  investment income (loss) of ($4,069) and
  $0 respectively)                         $11,737,588      $7,384,534


Pursuant to the Agreement and Plan of Reorganization, the Social
Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Statements of Changes in Net Assets
                                        Six Months Ended     Year Ended
                                          December 31,         June 30,
Capital Share Activity                       2000                2000
Shares sold:
    Class A Shares                             109,502            -
    Class B Shares                              13,197            -
    Class C Shares                              21,333            -
    Class I Shares                              87,501         133,430
Shares issued from merger (See Note A)
    Class A Shares                               3,247*           -
    Class B Shares                                  34*           -
    Class C Shares                                  34*           -
    Class I Shares                                  34*           -
Reinvestment of distributions:
    Class I Shares                              28,199             969
Shares redeemed:
    Class I Shares                             (27,307)        (36,389)
Total capital share activity                   235,774          98,010


To facilitate the reorganization, a reverse stock split of the Initial shares outstanding on October 31, 2000 was effected to adjust the net asset value of Calvert Large Cap Growth Fund to be the same as that of the Bridgeway Social Responsibility Portfolio on the same date. See Note A.

Pursuant to the Agreement and Plan of Reorganization, the Social
Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. See Note A.

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert Large Cap Growth Fund (the "Fund"), one of two series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Calvert Impact Fund, Inc. was organized as a Maryland corporation on August 10, 2000. On October 19, 2000, the Fund sold 6,667 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc., the Fund's investment advisor. The Fund began operations on October 31, 2000 and offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class C shares are sold without a front-end sales charge.
With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class I shares have no front-end or deferred sales charge. Class I shares require a minimum account balance of $1,000,000. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.
On October 31, 2000, the Fund, through its Class I shares, acquired substantially all the net assets of the Bridgeway Social Responsibility Portfolio of Bridgeway Fund, Inc., pursuant to the Agreement and Plan of Reorganization dated September 22, 2000, and approved by shareholders on October 20, 2000. The acquisition was accomplished by a transfer of all the assets and assumption of certain liabilities of the Bridgeway Social Responsibility Portfolio (valued at $9,205,095) to the Fund. Following the transfer, 308,172 Class I shares of the Fund were distributed to shareholders in liquidation of the Bridgeway Social Responsibility Portfolio. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the fund or its shareholders. To facilitate the reorganization, a reverse stock split of the initial shares outstanding on October 31, 2000 was effected to adjust the net asset value of the Calvert Large Cap Growth Fund to be the same as that of the Bridgeway Social Responsibility Portfolio on the same date. The aggregate net assets of the Calvert Large Cap Growth Fund and Bridgeway Social Responsibility Portfolio immediately before the acquisition were $100,000 and $9,205,095, respectively.
For financial reporting purposes, the Bridgeway Social Responsibility Portfolio, which commenced operations on August 5, 1994, is deemed the Accounting survivor. Its operations are combined with that of the Fund since the Fund's inception in presenting the Fund's Statement of Operations and Statements of Changes in Net Assets.
Security Valuation: Securities, including options, listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.
Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.
Federal Income Taxes: No provision for federal income or excise tax is Required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Organization Costs: Calvert Asset Management Company, Inc., the Fund's investment advisor, has agreed to assume all organization costs of the Fund.
Other: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have significant effect on the Fund's financial statements.
Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of the Fund's average daily net assets.
Bridgeway Capital Management, Inc., is the Fund's Subadvisor. For its services, the Subadvisor receives a monthly fee based on an annual rate of .45% of the Fund's average daily net assets, directly payable from the Fund. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund exceeds or trials the Standard & Poor's 500 Index, the Fund's benchmark. For the period ended December 31, 2000, the performance fee adjustment increased the Subadvisor's fees by $741. Under the terms of the agreement, $3,577 was payable at period end.
The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through November 1, 2001. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, extraordinary expenses and capital items. For the period ended December 31, 2000, the total of such expenses reimbursed was $57,572.
For the period July 1, 2000 to October 31, 2000, the Advisor of the Bridgeway Social Responsibility Portfolio (the "Portfolio") was Bridgeway Capital Management, Inc. ("BCM"). A director of the Portfolio, John Montgomery, was an owner and director of BCM and thus under the Investment Company Act of 1940, was considered to be an "affiliated" and "interested" party. As compensation for the Advisor's services, BCM's fee was comprised of two parts, the base fee rate and the performance fee rate. BCM received a base fee rate of .90% of the Portfolio's average daily net assets. The performance fee rate varied from a minimum of negative .70% to a maximum of positive .70% based on the performance of the Portfolio as compared to Standard & Poor's 500 Index, the Portfolio's Benchmark. BCM had agreed to reimburse the Portfolio for any operating expenses above 1.50%. For the period
July 1, 2000 to October 31, 2000, BCM reimbursed the Portfolio $20,577. For the same period, the performance fee rate increased BCM's fees by $20,518.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $74 was payable at period end.
Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $1,068 was payable at period end.
The Distributor received $1,756 as its portion of the commissions charged on sales of the Fund's shares for the period ended December 31, 2000.
Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. Under the terms of the agreement, $852 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.
Each Director of Calvert Impact Fund, Inc., who is not affiliated with the Advisor receives an annual fee of $5,000 that is allocated to each of the funds in the series served.
Note C - Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were $11,518,289 and $6,025,849, respectively. The cost of investments owned at December 31, 2000 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $264,772, of which $1,743,702 related to appreciated securities and $1,478,930 related to depreciated securities.
Change In Independent Auditor
Arthur Andersen LLP was selected by the Board of Directors to serve as the Fund's independent auditor. PricewaterhouseCoopers LLP served as the independent auditor for the Bridgeway Social Responsibility Portfolio. The change in independent auditor was the result of the approved Plan of Reorganization.

Financial Highlights

                                                         Period Ended
                                                         December 31,
Class A Shares                                              2000#
Net asset value, beginning                                  $29.87
Income from investment operations
    Net investment income                                    (.01)
    Net realized and unrealized gain (loss)                 (3.23)
        Total from investment operations                    (3.24)
Total increase (decrease) in net asset value                (3.24)
Net asset value, ending                                    $26.63

Total return*                                               10.85%)
Ratios to average net assets:
    Net investment income                                    (.47%) (a)
    Total expenses                                           4.81%  (a)
    Expenses before offsets                                  1.57%  (a)
    Net expenses                                             1.54%  (a)
Portfolio turnover                                             75%
Net assets, ending (in thousands)                          $3,003


                                                         Period Ended
                                                         December 31,
Class B Shares                                              2000#
Net asset value, beginning                                 $29.87
Income from investment operations
    Net investment income (loss)                             (.03)
    Net realized and unrealized gain (loss)                 (3.23)
        Total  from  investment  operations                 (3.26)
Total increase (decrease) in net asset value                (3.26)
Net asset value, ending                                    $26.61

Total return*                                              (10.91%)
Ratios to average net assets:
    Net investment income (loss)                            (1.42%) (a)
    Total expenses                                          22.92%  (a)
    Expenses before offsets                                  2.57%  (a)
    Net expenses                                             2.54%  (a)
Portfolio turnover                                             75%
Net assets, ending (in thousands)                            $352

Financial Highlights

                                                         Period Ended
                                                         December 31,
Class C Shares                                              2000#
Net asset value, beginning                                 $29.87
Income from investment operations
    Net investment income (loss)                             (.03)
    Net realized and unrealized gain (loss)                 (3.11)
        Total from investment operations                    (3.14)
Total increase (decrease) in net asset value                (3.14)
Net asset value, ending                                    $26.73

Total return*                                              (10.51%)
Ratios to average net assets:
    Net investment income (loss)                            (1.24%) (a)
    Total expenses                                          13.10%  (a)
    Expenses before offsets                                  2.57%  (a)
    Net expenses                                             2.54%  (a)
Portfolio turnover                                             75%
Net assets, ending (in thousands)                            $571

Financial Highlights
                                              Periods Ended
                                 December 31,     June 30,     June 30,
Class I Shares                      2000            2000         1999
Net asset value, beginning        $36.09          $26.45       $21.14
Income from investment operations
    Net investment income (loss)    (.01)           (.12)        (.14)
    Net realized and unrealized
     gain (loss)                   (5.81)          10.03         5.62
       Total from investment
       operations                  (5.82)           9.91         5.48
Distributions from
    Net realized gain              (3.61)           (.27)        (.17)
       Total distributions         (3.61)           (.27)        (.17)
Total increase (decrease) in
 net asset value                   (9.43)           9.64         5.31
Net asset value, ending           $26.66          $36.09       $26.45

Total return*                     (17.63%)         37.6%        26.2%
Ratios to average net assets:
    Net investment income (loss)    (.05)  (a)      (.37%)       (.60%)
    Total expenses                  2.29%  (a)      2.13%        2.13%
    Expenses before offsets         1.35%  (a)      2.13%        2.13%
    Net expenses                    1.32%  (a)      1.50%        1.50%
Portfolio turnover                 75%             71%          58%
Net assets, ending
 (in thousands)                $7,811          $7,385       $2,820


                                             Years  Ended
                                  June 30,       June 30,      June 30,
Class I Shares                      1998           1997          1996
Net asset value, beginning        $16.21          $14.68        11.61
Income from investment operations
    Net investment income            -               .03         (.02)
    Net realized and unrealized
     gain (loss)                    5.57            2.31         3.11
        Total from investment
        operations                  5.57            2.34         3.09
Distributions from
    Net investment income           (.01)            -           (.02)
    Net realized gain               (.63)           (.81)         -
        Total distributions         (.64)           (.81)        (.02)
Total increase (decrease) in net
asset value                         4.93            1.53         3.07
Net asset value, ending           $21.14          $16.21       $14.68

Total return*                      35.3%           16.9%        26.6%
Ratios to average net assets:
    Net investment income (loss)     .02%            .24%        (.17%)
    Total expenses                  3.81%           5.81%       16.80%
    Expenses before offsets         3.81%           5.81%       16.80%
    Net expenses                    1.50%           1.50%        1.48%
Portfolio turnover                 38%             36%          84%
Net assets, ending
 (in thousands)                $1,473            $638         $361

(a)   Annualized
*     Total return does not reflect deduction of any front-end or deferred sales charge.
#     From October 31, 2000 inception.

Pursuant to the Agreement and Plan of Reorganization, the Social
Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund. The Bridgeway Social Responsibility Portfolio commenced operations on August 5, 1994. See Note A.

A special meeting of shareholders of the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was held on October 20, 2000. The meeting was called for the purpose of voting on the merger of Bridgeway with Calvert Large Cap Growth Fund. The number of votes received for, against, and votes to abstain is shown below. The merger passed.


                 For              Against                   Abstain
              177,300.04         9,960.447                 1,803.915

Calvert Large Cap Growth
Fund


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Branch Office
4550 Montgomery Avenue
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Bethesda, Maryland  20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS,
330 West 9th Street
Kansas City, MO  64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland  20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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